                                                                   EXHIBIT 10.20


                             PEDIATRIX MEDICAL GROUP

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 1

         This Agreement, dated as of April 26, 2001 (this "AGREEMENT"), is among Pediatrix Medical Group, Inc., a Florida corporation, the Related Entities of Pediatrix Medical Group, Inc. from time to time party to the Amended Credit Agreement (as defined below), the Lenders under the Credit Agreement (as defined below) and Fleet National Bank, as Agent for itself and such Lenders. The parties agree as follows:

1. CREDIT AGREEMENT; DEFINITIONS. This Agreement amends the Amended and Restated Credit Agreement originally dated as of June 27, 1996, as amended and restated as of November 1, 2000, among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement as amended hereby (the "AMENDED CREDIT AGREEMENT") and not otherwise defined herein are used with the meaning so defined.

2. AMENDMENT OF CREDIT AGREEMENT. Effective upon the date hereof, the Credit Agreement is amended as follows:

         2.1. AMENDMENT OF SECTION 1.11. The definition of "APPROVED SUBORDINATED DEBT" in Section 1.11 of the Credit Agreement is amended to read in its entirety as follows:

         "1.11.   "Approved Subordinated Debt" means:

                  (a) debt subordinated and junior in right of payment to prior payment in full of all Credit Obligations pursuant to a subordination agreement, the terms of which shall be satisfactory to the Agent; and

                  (b) up to $24 million of debt that is subordinated and junior in right of payment to prior payment in full of all Credit Obligations and that is outstanding under subordinated convertible promissory notes of Magella Healthcare Corporation ("Magella") at least 90% of the aggregate outstanding principal amount of which has been (i) amended to contain the subordination provisions set forth in Exhibit 1.11 hereto and (ii) guaranteed by the Company on a subordinated basis as set forth in such Exhibit 1.11 (such debt being the "Subordinated Notes").

         2.2. AMENDMENT OF SECTION 1.41. Section 1.41 of the Credit Agreement is amended to read in its entirety as follows:

                           "1.41. [Intentionally Omitted.]"

         2.3. AMENDMENT OF SECTION 1.112. Section 1.112 of the Credit Agreement is amended to read in its entirety as follows:

                  "1.112 "PERMITTED ACQUISITION" means an Investment by any Borrower permitted under Section 6.9.4 or 6.9.4A."

         2.4. AMENDMENT OF SECTION 5.3.1. Section 5.3.1. shall be amended to replace clause (a) thereof in its entirety with the following:

                  "(a) If the Purchase Price for a Permitted Acquisition is less than $5,000,000, the Company shall comply with Section 6.9.4A."

         2.5. AMENDMENT OF SECTION 6.5.5. Section 6.5.5 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.5.5.  [Intentionally Omitted.]"

         2.6. AMENDMENT OF SECTION 6.6. Section 6.6 of the Credit Agreement is amended by adding immediately after Section 6.6.13 a new Section 6.6.14 to read in its entirety as follows:

                  "6.6.14. Indebtedness in respect of Capitalized Lease Obligations; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.14 at any one time outstanding shall not exceed $500,000."

         2.7 AMENDMENT OF SECTION 6.7. Section 6.7 of the Credit Agreement is amended by adding immediately after Section 6.7.2 a new Section 6.7.3 to read in its entirety as follows:

         "6.7.3 Guarantees of the Subordinated Notes which are subject to the subordination provisions set forth in Exhibit 1.11 hereto."

         2.7. AMENDMENT OF SECTION 6.8.7. Section 6.8.7 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.8.7. Capitalized Lease Obligations covering the Indebtedness permitted by Section 6.6.14."

         2.8. AMENDMENT OF SECTION 6.9.4. Section 6.9.4 of the Credit Agreement is amended in its entirety to read as follows:

                  "6.9.4. Investments with a Purchase Price equal to or greater than $5 million if such Investments constitute the acquisition of all of the capital stock, equity, partnership or other beneficial interests in, or substantially all the assets of, any Person that derives substantially all of its revenues from a business that the Borrowers would be permitted to engage in under Section 6.2.1; PROVIDED, HOWEVER, that:

                  (a) The acquisition shall have been approved by a majority of the board of directors or similar governing entity of the Person being acquired;

                  (b) The Purchase Price for such acquisition does not exceed $10,000,000 and the Purchase Price for such acquisition does not exceed five times the Pro Forma EBITDA of such Person (which calculation shall be reasonably satisfactory to the Agent);

                  (c) The Company has provided the Agent at least 5 Banking Days prior written notice of such acquisition and copies of all letters of intent and agreements relating thereto;

                  (d) The Company shall have complied with Sections 5.3.1 and 5.3.2.

                  (e) The Company has provided the Agent, at least 5 Banking Days prior to such acquisition, written computations, historical financial statements and projections satisfactory to the Agent demonstrating pro forma compliance with Sections 6.5 and 6.9.4(b) as well as a certificate from the chief financial officer of the Company certifying as to the absence of any Default, both immediately before and after giving effect to such acquisition, and as to the Company's compliance with Sections 5.3.1, 5.3.2 and 6.9.4; and

                  (f) The Company and the other Guarantors will pledge the stock (up to 66% of the voting stock of a Foreign Subsidiary) of the acquired or newly-created entity, and such acquired or newly-created entity shall, within five days of the closing of the acquisition, deliver to the Agent such financing statements, mortgages and other documentation as the Agent shall request to attach a security interest to the assets of such acquired or newly-created entity and to perfect such security interest."

         2.9. AMENDMENT OF SECTION 6.9. Section 6.9 of the Credit Agreement is amended by adding immediately after Section 6.9.4 a new Section 6.9.4A to read in its entirety as follows:

                  "6.9.4A. Investments with a Purchase Price less than $5 million if such Investments constitute the acquisition of all of the capital stock, equity, partnership or other beneficial interests in, or substantially all the assets of, any Person that derives substantially all of its revenues from a business that the Borrowers would be permitted to engage in under Section 6.2.1; PROVIDED, HOWEVER, that:

                  (a) The acquisition shall have been approved by a majority of the board of directors or similar governing entity of the Person being acquired;

                  (b) The Purchase Price for such acquisition does not exceed five times the Pro Forma EBITDA of such Person (which calculation shall be reasonably satisfactory to the Agent);

                  (c)  The Company shall have complied with Section 5.3.2.

                  (d) The Company has provided the Agent, at least 5 Banking Days prior to such acquisition, written computations satisfactory to the Agent demonstrating pro forma compliance with Sections 6.5 and 6.9.4A(b) and a certificate from the chief financial officer of the Company certifying as to the absence of any Default, both immediately before and after giving effect to such acquisition, and as to the Company's compliance with Sections 5.3.2 and 6.9.4A; and

                  (e) The Company and the other Guarantors will pledge the stock (up to 66% of the voting stock of a Foreign Subsidiary) of the acquired or newly-created entity, and such acquired or newly-created entity shall, within five days of the closing of the acquisition, deliver to the Agent such financing statements, mortgages and other documentation as the Agent shall request to attach a security interest to the assets of such acquired or newly-created entity and to perfect such security interest.

         2.10. AMENDMENT OF SECTION 6.10. Section 6.10 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.10. DISTRIBUTIONS. None of the Borrowers shall make any Distribution except the following: (i) distributions in respect of the redemption of capital stock of the Company from employees of any Borrower; PROVIDED, HOWEVER, that the amount of all such Distributions shall not exceed $500,000 in the aggregate in any fiscal year; (ii) Distributions to the Company by its Subsidiaries; (iii) regularly scheduled payments of interest to the holders of the Subordinated Notes in accordance with the terms of such Subordinated Notes; and (iv) a payment of up to $9 million in the aggregate upon a call of the Subordinated Notes triggered by a change of control due to the acquisition of Magella by the Company in accordance with the terms of the Agreement and Plan of Merger among Pediatrix Medical Group, Inc., Infant Acquisition Corp. and Magella, dated as of February 14, 2001."

         2.11. AMENDMENT OF SECTION 6.11. Section 6.11 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.11. CAPITAL EXPENDITURES. The Borrowers will not make aggregate Capital Expenditures exceeding $7,500,000 in any fiscal year"

3. CONSENT TO ACQUISITION IN EXCESS OF $10 MILLION. Notwithstanding the provision of Section 6.9.4(b) of the Credit Agreement that prohibits acquisitions by an Obligor in excess of $10,000,000, the Lenders consent that the Company may acquire Magella in accordance with the terms of the Agreement and Plan of Merger among Pediatrix Medical Group, Inc., Infant Acquisition Corp. and Magella, dated as of February 14, 2001 (the "Merger Agreement"). If there is any material change in the terms or provisions of the Merger Agreement, including without limitation any change in the Exchange Ratio (as defined in the Merger Agreement), the consent set forth in this Section 3 shall cease to be in effect, and the Company shall seek a new consent from the Lenders in order to proceed with the acquisition of Magella if such consent would be required by the terms of the Credit Agreement. All other provisions of Section 6.9.4 with respect to the acquisition of Magella shall remain in full force and effect. The consent set forth in this Section 3 shall not be construed as a waiver of any right or remedy on any future occasion.

4. REPRESENTATION AND WARRANTY. In order to induce the Agent to enter into this Agreement, each of the Borrowers and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

5. PAYMENT OF AGENT'S LEGAL EXPENSES. Upon or prior to the effectiveness of this Agreement, each of the Borrowers agrees to pay the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

6. GENERAL. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

               [The rest of this page is intentionally left blank]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                      PEDIATRIX MEDICAL GROUP, INC. (FL)



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Chief Financial Officer



                                      PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP, P.C. (WV)

                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP, P.C. (VA)



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP, S.P. (PR)



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP, P.A. (NJ)

                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact

                                      PEDIATRIX MEDICAL GROUP NEONATOLOGY
                                        AND PEDIATRIC INTENSIVE CARE SPECIALISTS
                                        OF NEW YORK, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF
                                        CALIFORNIA, P.C.

                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP OF
                                        PENNSYLVANIA, P.C.

                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF TEXAS, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF OHIO, CORP.


                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Secretary

                                      NEONATAL SPECIALISTS, LTD. (AZ)



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact

                                      PEDIATRIX MEDICAL GROUP OF
                                        COLORADO, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      ST. JOSEPH NEONATOLOGY
                                      CONSULTANTS, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PERNOLL MEDICAL GROUP OF NEVADA, LTD.
                                       D/B/A PEDIATRIX MEDICAL GROUP OF NEVADA



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF
                                      SOUTH CAROLINA, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      FLORIDA REGIONAL NEONATAL
                                      ASSOCIATES, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP, INC.
                                      (Utah)



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer

                                      PEDIATRIX MEDICAL GROUP OF NEW
                                       MEXICO, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP OF
                                      WASHINGTON, INC., P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP OF
                                      INDIANA, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      FORT WORTH NEONATAL ASSOCIATES, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      PMG ACQUISITION CORP.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      PEDIATRIX MEDICAL GROUP OF
                                      PUERTO RICO, P.S.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Attorney-in-Fact



                                      OBSTETRIX MEDICAL GROUP, INC.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer



                                      OBSTETRIX MEDICAL GROUP
                                         OF FLORIDA, INC.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                         Title:  Treasurer

                                      M. DOUGLAS CUNNINGHAM, M.D.,
                                      A PROFESSIONAL CORPORATION
                                      D/B/A OBSTETRIX MEDICAL GROUP
                                      OF CALIFORNIA, A PROFESSIONAL
                                      CORPORATION



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      MARCIA J. PERNOLL, M.D. PROF. CORP.
                                      D/B/A OBSTETRIX MEDICAL GROUP
                                      OF NEVADA, LTD.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer



                                      OBSTETRIX MEDICAL GROUP
                                      OF COLORADO, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      OBSTETRIX MEDICAL GROUP
                                      OF KANSAS AND MISSOURI, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      OBSTETRIX MEDICAL GROUP
                                      OF PENNSYLVANIA, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer

                                      OBSTETRIX MEDICAL GROUP
                                      OF PHOENIX, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer



                                      OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact




                                      OBSTETRIX MEDICAL GROUP
                                      OF WASHINGTON, INC., P.S.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer



                                      PALM BEACH NEO ACQUISITIONS, INC.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer



                                      PEDIATRIX MEDICAL GROUP
                                      OF ARKANSAS, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Secretary



                                      PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact

                                      PEDIATRIX MEDICAL GROUP
                                      OF OKLAHOMA, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      PEDIATRIX MEDICAL GROUP
                                      OF TENNESSEE, P.C.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title: Treasurer



                                      PEDIATRIX OF MARYLAND, P.A.



                                      By /s/ Karl B. Wagner
                                         ---------------------------------------
                                      Title:  Attorney-in-Fact



                                      FLEET NATIONAL BANK



                                      By /s/ Carol Paige Castle
                                         ---------------------------------------
                                      Carol Paige Castle
                                      Director
                                      Fleet National Bank     100 Federal Street
                                      Mail Stop: MADE 10008E
                                      Boston, Massachusetts 02110
                                      Telecopy: (617) 434-2472



                                      SUNTRUST BANK



                                      By /s/ Tyler Kurau
                                         ---------------------------------------
                                         Name:  Tyler Kurau
                                         Title:  Vice President

                                      Suntrust Bank
                                      Health Care Finance Group
                                      Mail Code:  O-1101
                                      200 S. Orange Avenue
                                      Orlando, Florida  32801
                                      Telecopy:  (407) 237-5489